UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

September 29, 2015

Date of Report (Date of earliest event reported)

Rentrak Corporation

(Exact name of Registrant as specified in its charter)

Oregon	000-15159	93-0780536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 NE Ambassador Place

Portland, Oregon 97220

(Address of Principal Executive Offices and Zip Code)

503-284-7581

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On September 29, 2015, Rentrak Corporation, an Oregon corporation (“Rentrak”), comScore, Inc., a Delaware corporation (“comScore”), and Rum Acquisition Corporation, an Oregon corporation and a wholly owned subsidiary of comScore (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Rentrak (the “Merger”), with Rentrak surviving the Merger as a wholly owned subsidiary of comScore.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of comScore, Rentrak, Merger Sub or any holder of any of the securities of comScore, Rentrak or Merger Sub, each share of the common stock of Rentrak (the “Rentrak Common Stock”), will be converted into the right to receive 1.1500 shares of the common stock, par value $0.001 per share, of comScore (the “comScore Common Stock”) (the exchange ratio of one share of Rentrak Common Stock for 1.1500 shares of comScore Common Stock, the “Exchange Ratio”). No fractional shares of comScore Common Stock will be issued in the Merger, and holders of shares of Rentrak Common Stock will receive cash in lieu of any such fractional shares. Shares of comScore Common Stock will be listed on the Nasdaq Global Select Market.

Rentrak and comScore intend, for U.S. federal income tax purposes, that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, and the Merger Agreement was adopted as a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g).

Upon consummation of the Merger, the board of directors of comScore will have twelve members, consisting of all eight directors from the current board of directors of comScore, including Serge Matta, the current Chief Executive Officer of comScore, and Magid Abraham, the current Executive Chairman of the board of directors of comScore, and four directors appointed by the current board of directors of Rentrak, including Bill Livek, the current Vice Chairman of the board of directors of Rentrak and Chief Executive Officer of Rentrak and Brent Rosenthal, the current Chairman of the board of directors of Rentrak.

Under the terms of the Merger Agreement, following the Effective Time Mr. Matta will remain the Chief Executive Officer of comScore, Mel Wesley will remain the Chief Financial Officer of comScore, Dr. Abraham will remain the Executive Chairman of the board of directors of comScore, and Mr. Livek will be named the Executive Vice Chairman of the board of directors of comScore and President of comScore.

The respective boards of directors of Rentrak and comScore have approved the Merger Agreement, and the board of directors of Rentrak has agreed to recommend that Rentrak’s shareholders adopt the Merger Agreement. In addition, the board of directors of comScore has agreed to recommend that comScore’s stockholders approve the issuance of shares of comScore Common Stock in respect of the Merger.

Consummation of the Merger is subject to customary closing conditions, including the absence of certain legal impediments, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the effectiveness of certain filings with the Securities and Exchange Commission (“SEC”), approvals by Rentrak shareholders and comScore stockholders and receipt of opinions from legal counsel regarding the intended tax treatment of the Merger. The parties have made customary representations, warranties and covenants in the Merger Agreement, including covenants regarding the conduct of their respective businesses and the use of reasonable best efforts to cause the conditions to the Merger to be satisfied.

Neither Rentrak nor comScore is permitted to solicit, initiate or knowingly facilitate or encourage any alternative transaction proposals from third parties or to engage in discussions or negotiations with third parties regarding any alternative transaction proposals. Notwithstanding this limitation, prior to a party’s shareholders or stockholders, as the case may be, approving the transaction, the party may under specified circumstances provide information to and participate in discussions or negotiations with third parties with respect to an unsolicited alternative transaction proposal that its board of directors has determined in good faith constitutes or is reasonably likely to lead to a superior proposal. Each party’s board of directors may change its recommendation to its shareholders or stockholders, as the case may be (subject to the other party’s right to terminate the Merger Agreement following such a change in recommendation) in response to a superior proposal or an intervening event if the board of directors determines in good faith that the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

The Merger Agreement contains various termination rights for both Rentrak and comScore and further provides that (a) comScore must pay Rentrak a termination fee of $57.0 million upon termination of the Merger Agreement in specified circumstances and (b) Rentrak must pay comScore a termination fee of $28.5 million upon termination of the Merger Agreement in specified circumstances.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties, including by documents filed with the Securities and Exchange Commission or by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in comScore’s or Rentrak’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Rentrak and comScore that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that comScore and Rentrak have filed, or will file, with the SEC.

The foregoing descriptions of the Merger Agreement, the related ancillary agreements and the transaction do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated by reference herein. The Merger Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about Rentrak, comScore, Merger Sub or any of their respective businesses.

Support Agreements

Simultaneously with the execution and delivery of the Merger Agreement, each of the officers and directors of comScore, in their respective capacities as stockholders of comScore, and WPP plc, a substantial stockholder of comScore and substantial shareholder of Rentrak, have entered into support agreements with Rentrak (the “comScore Support Agreements”), pursuant to which such individuals and WPP plc have agreed, among other things, to vote their respective shares of common stock of comScore in favor of the approval of the issuance of shares of comScore Common Stock pursuant to the Merger Agreement, against any alternative proposal and against any action or agreement that would reasonably be expected to impede, interfere with, postpone, prevent or delay the consummation of, the transactions contemplated by the Merger Agreement.

The persons signing the comScore Support Agreements currently beneficially own an aggregate of approximately 16.8% of the outstanding comScore Common Stock. The foregoing description of the comScore Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the comScore Support Agreement, which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Simultaneously with the execution and delivery of the Merger Agreement, each of the officers and directors of Rentrak, in their respective capacities as shareholders of Rentrak, and WPP plc, a substantial stockholder of comScore and substantial shareholder of Rentrak, have entered into support agreements with comScore (the “Rentrak Support Agreements”), pursuant to which these individuals have agreed, among other things, to vote their respective shares of common stock of Rentrak for the approval and adoption of the Merger Agreement, against any alternative proposal and against any action or agreement that would reasonably be expected to impede, interfere with, postpone, prevent or delay the consummation of, the transactions contemplated by the Merger Agreement.

The persons signing the Rentrak Support Agreements currently beneficially own an aggregate of approximately 23.6% of the outstanding Rentrak Common Stock. The foregoing description of the Rentrak Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Rentrak Support Agreement, which is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Rentrak’s board of directors amended its bylaws, effective as of September 29, 2015. The amendment expressly renders the provisions of Sections 801 through 816 of the Oregon Business Corporation Act inapplicable to Rentrak. A copy of the text of the amendment is filed herewith as Exhibit 3.1 and incorporated by reference herein.

Item 8.01.	Other Events.

On September 29, 2015, comScore and Rentrak issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the anticipated timing, completion and effects of the proposed Merger. These statements are based on management’s current expectations and beliefs, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand customer and partner relationships; and other statements regarding the proposed transaction. Forward-looking statements may contain words such as “will be,” “will,” “expected,” “anticipate,” “continue,” or similar expressions, and include the assumptions that underlie such statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the comScore stockholders or Rentrak shareholders to approve the proposed Merger; failure to achieve regulatory approval; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees, customers and suppliers; and other factors, including those set forth in the most current Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed by comScore and Rentrak with the SEC. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and comScore and Rentrak are under no obligation (and expressly disclaim any such obligation) to update or revise their forward-looking statements whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed Merger, comScore will file with the SEC a Form S-4 (the “Registration/Joint Proxy Statement”), which will include a registration statement and prospectus with respect to comScore’s shares to be issued in the Merger and a joint proxy statement of Rentrak and comScore in connection with the Merger. The definitive Registration/Joint Proxy Statement will contain important information about the proposed Merger and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION/JOINT PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration/Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed by comScore or Rentrak with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Rentrak will be able to obtain free copies of the Registration/Joint Proxy Statement from Rentrak by contacting Investor Relations by mail at Rentrak Corporation, 7700 N.E. Ambassador Place, Portland, Oregon 97220, Attention: Investor Relations, by telephone at (503) 284-7581, or by going to Rentrak’s Investor Relations page on its corporate website at www.rentrak.com; and security holders of comScore will be able to obtain free copies of the Registration/Joint Proxy Statement from comScore by contacting Investor Relations by mail at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attention: Investor Relations, by telephone at (310) 279-5980, or by going to comScore’s Investor Relations page on its corporate website at www.comscore.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration/Joint Proxy Statement.

Participants in the Solicitation

comScore and Rentrak and their respective directors, executive officers and various other members of management and employees may be deemed to be participants in the solicitation of proxies from comScore’s stockholders or Rentrak’s shareholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Rentrak or comScore security holders in connection with the proposed Merger will be set forth in the Registration/Joint Proxy Statement when it is filed with the SEC. Information about Rentrak’s directors and executive officers is set forth in Rentrak’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on July 9, 2015, and its Annual Report on Form 10-K for the fiscal year ended March 31, 2015, which was filed with the SEC on May 29, 2015. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Rentrak by contacting Investor Relations by mail at Rentrak Corporation, 7700 N.E. Ambassador Place, Portland, Oregon 97220, Attention: Investor Relations, by telephone at (503) 284-7581, or by going to Rentrak’s Investor Relations page on its corporate web site at www.rentrak.com. Information about comScore’s directors and executive officers is set forth in comScore’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on June 8, 2015, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 20, 2015. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from comScore by contacting Investor Relations by mail at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attention: Investor Relations, by telephone at (310) 279-5980, or by going to comScore’s Investor Relations page on its corporate web site at www.comscore.com. Additional information regarding the interests of these potential participants in the solicitation of proxies in connection with the proposed Merger will be included in the Registration/Joint Proxy Statement and the other relevant documents filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith and this list is intended to constitute the exhibit index:

2.1	Agreement and Plan of Merger and Reorganization, dated as of September 29, 2015, by and among comScore, Inc., a Delaware corporation, Rum Acquisition Corporation, a wholly owned subsidiary of comScore, Inc. and an Oregon corporation, and Rentrak Corporation, an Oregon corporation.

3.1	Amendment to Rentrak Bylaws.

99.1	Form of comScore Support Agreement.

99.2	Form of Rentrak Support Agreement.

99.3	Joint Press Release issued by comScore, Inc. and Rentrak Corporation dated September 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2015

RENTRAK CORPORATION

By:	/s/ David I. Chemerow
	Name:	David I. Chemerow
	Title:	Chief Operating Officer, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of September 29, 2015, by and among comScore, Inc., a Delaware corporation, Rum Acquisition Corporation, a wholly owned subsidiary of comScore, Inc. and an Oregon corporation, and Rentrak Corporation, an Oregon corporation.

3.1	Amendment to Rentrak Bylaws.

99.1	Form of comScore Support Agreement.

99.2	Form of Rentrak Support Agreement.

99.3	Joint Press Release issued by comScore, Inc. and Rentrak Corporation dated September 29, 2015.